

2024 AGA Financial Forum

May 2024

Forward-Looking Statements

The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute "forward-looking statements" made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, EBITDA, future expansion opportunities, inflation, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP"), its expansion and MVP Southgate, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and growth rates in potential expansion area including Franklin County. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA; technical, political or regulatory issues with natural gas exploration, production or transportation; impact of increased natural gas demand on natural gas prices; relative cost of alternative fuel sources; lower demand for natural gas; regulatory, legal, technical, political or economic issues frustrating system or area expansion; regulatory, legal, technical, political or economic issues that may affect MVP; delay in completion of MVP; increase in cost to complete MVP, including increases in cost of raw materials or labor due to economic factors or regulatory issues such as tariffs; economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com.

The statements made in this presentation are based on information available to the Company as of the date on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

Agenda

- Who is RGC
- What is new with MVP
- How Roanoke Gas delivers
- Where are RGC's metrics
- When we deploy capital
- Why invest in RGC



Organizational Structure

RGC Resources

NASDAQ: RGCO

Regulated	Non-Utility
Roanoke Gas	RGC Midstream A RGC Resources Company

- Local Distribution Company (LDC), located in Roanoke, VA
- Founded in 1883

- Partner in Mountain Valley Pipeline (MVP) – less than 1%
- Partner in proposed MVP Southgate (0.51%)

Roanoke Gas Service Territory

- Serve more than 63,700 natural gas customers
- Customer count breakdown:
  - Residential 91%
  - C&I 9%
- Volume breakdown:
  - Residential 34%
  - C&I 66%



81
581
220



West Virginia
Kentucky
Tennessee
North Carolina
Covington
Clifton Forge
Bluefield
Blacksburg
Radford
Pulaski
Salem
Roanoke
Lynchburg
Wytheville
Marion
Norton
Bristol
Abingdon
Mt Rogers +5729
Galax
Danville
South Boston
South Hill
John H Kerr Res
Richmond
Chester
Petersburg
Hopewell
Farmville
Williamsburg
Newport News
Hampton
Cape Charles
Norfolk
Portsmouth
Virginia Beach
Suffolk
Chesapeake
Franklin
Emporia
Dismal Swamp

Roanoke Gas

Highly Stable Business Model

Regulated Utility

- VA State Corporation Commission (SCC)
- 9.44% authorized ROE
- Alternative Cost Recovery Mechanisms
  - Weather Normalization
  - Revenue Sharing
  - Purchase Gas Adjustment (quarterly)
  - Infrastructure Riders
    - SAVE
    - RNG

Mountain Valley Pipeline

The Difference of a Year

- Fiscal Responsibility Act
  - Declares MVP in national interest
  - Regulatory and judicial impediments cleared
- Construction (nearly) finished
  - Applied for FERC approval for in service May 2023
  - Shipper contracts could be active as soon as June
- Total estimated cost is $7.85B

RGC Midstream Effect

- Ownership diluted
  - Founding partners continued capex and RGC Midstream ownership diluted
  - Cost overruns and inflation have shaved EBITDA
- Future Cash Flow
  - Near-term expansion opportunity on existing footprint
  - Medium-term growth with MVP Southgate

MVP In-service

Targeting June 1, 2024

Two Interconnects to Roanoke Gas

Will enable Roanoke Gas to serve Franklin County

Annual EBITDA to RGC Midstream: ~3.0 to 3.4M



LaFayette Gate Station



Roanoke Gas Top Customers

Building Materials

- Titan America
- SDI Steel Dynamics®
- General Shale®

Manufacturing

- Yokohama
- Bimbo
- Rowe
- Metalsa
- Dynax
- Altec®

Healthcare

- Carilion Clinic
- VA U.S. Department of Veterans Affairs
- LewisGale Medical Center, HCA Virginia Health System

Higher Education

- Hollins University
- Roanoke College

Transportation

- UPS
- NS Norfolk Southern

Municipal

- Roanoke
- Roanoke County VA

2023 Rate Case and SAVE Rider

- 2023 Rate Case $7.45M effective January 1, 2023
- SAVE Rate effective October 1, 2023 (FY 2024)

5-Year Authorized SAVE Spending


$8.5M
2024
$41.0M
2025-2028

Roanoke Gas RNG Facility

- In service March 2023
- Co-located at water authority site
- Generating RIN credits
- Customer billing



Pending Rate Case

- $4.33M additional revenue beginning July, subject to refund
- Proposed 10.35% ROE, with a 59% equity ratio
- SAVE and RNG Riders remain
- Expect resolution Q2 2025

Regulated Utility Growth: Customers



Average Customers
(twelve-months ended March 31)
63,000
62,500
62,000
61,500
61,000
60,500
2020
2021
2022
2023
2024
2.4% Growth

YTD Gas Volumes



DTHs Delivered
YTD Q2 2024
YTD Q2 2023
Thousands
3,000
2,500
2,000
1,500
1,000
500
-
Residential
Commercial
Industrial

Q2 2024 vs Q2 2023

Total Volumes	1%
Commercial & Industrial Volumes	2%
Heating Degree Days	(3%)

Net Income by Year



$15
$10
$5
$0
-$5
-$10
Millions
2019
2020
2021
2022
2023
Roanoke Gas
Midstream
Midstream loss, including $42.2 million impairment

Consolidated Financial Results

For the periods ended March 31,

(Presented in thousands, except per share data)

	Three Months Ended		Year to Date	
	2024	2023	2024	2023
Operating revenues	$ 32,660	$ 38,030	$ 57,079	$ 71,312
Operating expenses	24,030	28,438	41,797	56,176
Operating income	8,630	9,592	15,282	15,136
Equity in earnings of unconsolidated affiliate	1,229	3	2,697	4
Other income, net	89	121	210	196
Interest expense	1,566	1,396	3,203	2,765
Income before income taxes	8,382	8,320	14,986	12,571
Income tax expense	1,939	1,978	3,523	2,973
Net income	**$ 6,443**	**$ 6,342**	**$ 11,463**	**$ 9,598**
Basic earnings per share	**$ 0.63**	**$ 0.64**	**$ 1.14**	**$ 0.97**
Diluted earnings per share	**$ 0.63**	**$ 0.64**	**$ 1.13**	**$ 0.97**

CapEx History



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.9
$22.9
$20.0
$25.5
$25.3
2019
2020
2021
2022
2023
RNG
Customer Growth
Utility Maintenance
SAVE

5 year cumulative totals:	
SAVE	$50.1
Customer Growth & System Expansion	$36.3
Utility Maintenance	$20.6
RNG	$8.6
Total	**$115.6**

Shareholder Return: Dividend

- 321 consecutive quarterly dividends
- Dividend increase 20 consecutive years



TTM March 31,
$0.95
$0.85
$0.75
$0.65
$0.55
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$0.68
$0.72
$0.76
$0.79
$0.80
48.6%
56.7%
68.5%*
76.2%
70.8%
2020
2021
2022
2023
2024
Annual Dividend/Share
Payout Ratio

* Based on underlying earnings per share

Equity and Debt Profile

Equity:

- Top shareholders:
  - Anita G. Zucker 14%
  - Gabelli Funds 5%
  - Vanguard Group 4%
  - Blackrock 4%
- 6.0% insider ownership
- $210M Market Capitalization
- Common shares issued and outstanding: 10,181,110
- $37.2M availability on equity shelf
  - At the market (ATM)

Debt:

- Remaining $120M on private shelf facilities
- Up to $25M availability on LOC facility



Long-term Debt Maturities
$40
$35
$30
$25
$20
$15
$10
$5
$-
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Gas - Bank
Gas - Private
MidStream

Outlook

- CapEx
- Growth Strategy
- EPS



CapEx Forecast



$25.0
$20.0
$15.0
$10.0
$5.0
$-
2024
2025
2026
2027
2028
SAVE
Customer Growth
Utility Maintenance
MVP Growth

Forecast totals through 2028:	
SAVE	$49.5
Customer Growth & System Expansion	$26.9
Utility Maintenance	$20.2
MVP Growth	$13.7
Total	$110.3

Growth Strategy

- Regulated Utility
  - Rate case
  - CapEx
  - Other RNG opportunities
- Ongoing Regulated Utility Growth
  - Franklin County expansion
  - Volumes delivered
  - Customer growth
- MVP
  - Expansion (compression on existing pipe)
  - Southgate
- Strategic Opportunities

Earnings Per Share 2024



$1.20
$1.14
$1.08
$1.02
$0.96
$0.90
$1.14
$1.16
$1.10
2023 Actual
2024 Forecast
Dividend
Payout Ratio:
69%
73%
EPS
Range

Earnings Per Share 2025

- Favorable EPS Impact
  - Roanoke Gas
    - Rate case revenue
    - Rate case ROE
    - Customer growth / Franklin County
- Uncertain EPS Impact
  - Interest rates
  - MVP project financing
- Unfavorable EPS Impact
  - Midstream
    - Absence of AFUDC
    - Lower ownership stake
  - Roanoke Gas
    - Inflation

RGC Resources™

Appendix: Consolidated Financial Results

For the periods ended September 30,

(Presented in thousands, except per share data)

	Fourth Quarter		Fiscal	
	2023	2022	2023	2022
Operating revenues	$ 12,468	$ 14,113	$ 97,440	$ 84,165
Operating expenses	11,723	13,658	79,761	69,249
Operating income	745	455	17,679	14,916
Equity in earnings of unconsolidated affiliate	1,561	1	2,085	73
Impairment of unconsolidated affiliates	-	(15,270)	-	(55,092)
Other income, net	443	569	646	1,457
Interest expense	1,430	1,187	5,619	4,498
Income (loss) before income taxes	1,319	(15,432)	14,791	(43,144)
Income tax expense (benefit)	305	(4,017)	3,492	(11,411)
Net income (loss)	**$ 1,014**	**$ (11,415)**	**$ 11,299**	**$ (31,733)**
Basic earnings (loss) per share	**$ 0.10**	**$ (1.16)**	**$ 1.14**	**$ (3.48)**
Diluted earnings (loss) per share	**$ 0.10**	**$ (1.16)**	**$ 1.14**	**$ (3.48)**

Appendix: MVP Route

(Interstate Map)



Mountain Valley
Mountain Valley Pipeline Route
MP0.0
Mobley
Bradshaw
Spread A
MP34.8
Spread B
MP65.4
Harris
WB
Spread C
MP98.6
Spread D
Dominion Hope
MP128.2
Spread E
Stallworth
MP154.5
Spread F
Greene
MP195.1
Spread G
MP227.3
Roanoke Gas Lafayette
MP258.9
Spread H
Roanoke Gas Franklin
Spread I
Transco
MP303.8
Compressor Station
Interconnect
LDC Tap
MVP Centerline
Equitrans
TCO WB Line
TCO KA Line
TRANSCO
Monroe
Wetzel
Monongalia
Tyler
Marion
Pleasants
Preston
Taylor
Doddridge
Harrison
Ritchie
Barbour
Tucker
Grant
Lewis
Upshur
Hardy
Calhoun
Gilmer
Shenandoah
Braxton
Randolph
Pendleton
Rockingham
Page
Webster
Clay
Nicholas
Pocahontas
Highland
Augusta
Bath
Albemarle
Fayette
Greenbrier
Rockbridge
Alleghany
Covington
Nelson
Raleigh
Summers
Monroe
Amherst
Buckingham
Mercer
Craig
Bedford
Lynchburg
Appomattox
Giles
Salem
Montgomery
Radford
Pulaski
Franklin
Wythe
Floyd
Pittsylvania
Carroll
Patrick
Henry
Grayson

Appendix: MVP Route

(Interstate Map)


Mobley
79
81
Charleston
WEST
VIRGINIA
77
64
64
Roanoke
VIRGINIA
81
Chatham

Appendix: Southgate Evolution

- **Original Scope**
  - 24” pipe to Dan River dogleg left 16” pipe to Haw River
- **New Scope**
  - 30” pipe to below Dan River dogleg left PSNC runs local pipe to Haw River
- **Advantages**
  - Larger gas volume
  - PSNC and Duke support
  - Addresses many of NC DEQ concerns


Lambert Compressor Station
MVP Southgate Proposed Route (October 2019)
Proposed Compressor Station
MVP Southgate Proposed Route
Mountain Valley Pipeline
East Tennessee